Exhibit 99.2
FMC CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
On April 1, 2015, FMC Corporation ("FMC") completed the previously disclosed sale of its FMC Alkali Chemicals division ("ACD") for approximately $1.64 billion in cash subject to a customary post-closing adjustment in respect of working capital to a wholly owned subsidiary of Tronox Limited.
The unaudited pro forma consolidated financial information of FMC presented below was derived from FMC's historical consolidated financial statements and is presented to give effect to the disposition of ACD. The unaudited pro forma consolidated balance sheet assumes the disposition of ACD occurred on December 31, 2014. The unaudited pro forma consolidated income statements for the three most recently completed fiscal years reflect the presentation of ACD as a discontinued operation as well as present the gain on sale assuming the disposition occurred on December 31, 2014.
The pro forma adjustments are based on information available to management and assumptions that management believes are factually supportable. The unaudited pro forma consolidated financial information is for illustrative and informational purposes only and is not intended to reflect what FMC’s financial position would have been had the disposition occurred on the date indicated and is not necessarily indicative of FMC’s future financial position.
The unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of FMC included in FMC's 2014 Annual Report filed on Form 10-K.

FMC CORPORATION
CONSOLIDATED BALANCE SHEET (UNAUDITED)

	December 31, 2014
(in Millions, Except Share and Par Value Data)	As Reported	Disposition of FMC Alkali Chemicals (a)	Pro Forma Adjustments (b)	Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$109.5		1,602.5	$1,712.0
Trade receivables, net of allowance of $37.2	1,751.0	(148.5)		1,602.5
Inventories	636.5	(28.9)		607.6
Prepaid and other current assets	214.7	(25.9)		188.8
Deferred income taxes	222.7		(8.6)	214.1
Total current assets	$2,934.4	$(203.3)	$1,593.9	$4,325.0
Investments	25.1	(19.6)		5.5
Property, plant and equipment, net	1,308.5	(378.6)		929.9
Goodwill	352.5			352.5
Other intangibles, net	246.9			246.9
Other assets	273.0	(3.3)		269.7
Deferred income taxes	200.1		44.4	244.5
Total assets	$5,340.5	$(604.8)	$1,638.3	$6,374.0
LIABILITIES AND EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$525.2			$525.2
Accounts payable, trade and other	433.5	(55.2)		378.3
Advance payments from customers	190.2			190.2
Accrued and other liabilities	438.8	(31.6)		407.2
Accrued customer rebates	237.6	(1.6)		236.0
Guarantees of vendor financing	50.2	—		50.2
Accrued pension and other postretirement benefits, current	12.7	—		12.7
Income taxes	22.2		418.4	440.6
Total current liabilities	$1,910.4	$(88.4)	$418.4	$2,240.4
Long-term debt, less current portion	1,153.4			1,153.4
Accrued pension and other postretirement benefits, long-term	238.7			238.7
Environmental liabilities, continuing and discontinued	209.9			209.9
Deferred income taxes	51.3			51.3
Other long-term liabilities	212.8	(4.7)		208.1
Commitments and contingent liabilities
Equity
Preferred stock, no par value, authorized 5,000,000 shares; no shares issued	—			—
Common stock, $0.10 par value, authorized 260,000,000 shares; 185,983,792 issued shares	18.6			18.6
Capital in excess of par value of common stock	401.9			401.9
Retained earnings	2,984.5		708.2	3,692.7
Accumulated other comprehensive income (loss)	(375.8)			(375.8)
Treasury stock, common, at cost: 52,666,121 shares	(1,498.7)			(1,498.7)
Total FMC stockholders' equity	$1,530.5	$—	$708.2	$2,238.7
Noncontrolling interests	33.5			33.5
Total equity	$1,564.0	$—	$708.2	$2,272.2
Total liabilities and equity	$5,340.5	$(93.1)	$1,126.6	$6,374.0
(a) - Represents the assets and liabilities related to ACD that were sold.
(b) - Represents pro forma adjustments: Receipt of cash proceeds from the sale of ACD, net of transaction costs, as well as reflecting the estimated gain and tax impacts of the transaction. Proceeds from the sale of ACD will be utilized to fund the acquisition of Cheminova A/S which will occur in early 2015.

FMC CORPORATION
CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

	Year Ended December 31, 2014
	As Reported	Reclass of ACD (a)	Pro Forma Adjustments (b)	Pro Forma
Revenue	$4,037.7	$(779.0)		$3,258.7

Costs of sales and services	2,662.7	(614.9)		2,047.8

Gross margin	1,375.0	(164.1)	—	1,210.9

Selling, general and administrative expenses	621.2	(31.4)	—	589.8
Research and development expenses	128.3	(2.0)	—	126.3
Restructuring and other charges (income)	56.5	(0.1)	—	56.4
Business separation costs	23.6	—	—	23.6
Total costs and expenses	3,492.3	(648.4)	—	2,843.9
Income from operations	545.4	(130.6)	—	414.8
Equity in (earnings) loss of affiliates	0.9	(1.1)	—	(0.2)
Interest income	(0.2)	—		(0.2)
Interest expense	59.7	(8.3)	—	51.4

Income from continuing operations before income taxes	485.0	(121.2)	—	363.8
Provision for income taxes	73.5	(17.3)	—	56.2
Income from continuing operations	411.5	(103.9)	—	307.6
Discontinued operations, net of income taxes	(89.4)	103.9	708.2	722.7
Net income	$322.1	$—	$708.2	$1,030.3
Less: Net income attributable to noncontrolling interests	14.6	—	—	14.6
Net income attributable to FMC stockholders	$307.5	$—	$708.2	$1,015.7

Amounts attributable to FMC stockholders:
Income from continuing operations, net of tax	$396.9	$(98.7)	$—	$298.2
Discontinued operations, net of tax	(89.4)	98.7	708.2	717.5
Net income	$307.5	$—	$708.2	$1,015.7
Basic earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$2.97	$(0.74)	$—	$2.23
Discontinued operations	(0.67)	0.74	5.31	5.38
Basic earnings per common share	$2.30	$—	$5.31	$7.61
Average number of shares outstanding used in basic earnings per share computations	133.3	133.3	133.3	133.3
Diluted earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$2.96	$(0.74)	$—	$2.22
Discontinued operations	(0.67)	0.74	5.27	5.34
Diluted earnings per common share	$2.29	$—	$5.27	$7.56
Average number of shares outstanding used in diluted earnings per share computations	134.3	134.3	134.3	134.3
(a) - Represents the reclassification of ACD from a continuing operation to a discontinued operation for financial reporting presentation purposes.
(b) - Pro forma adjustments represent the estimated gain, net of tax of the transaction recorded within discontinued operations.

FMC CORPORATION
CONSOLIDATED STATMENTS OF INCOME (UNAUDITED)

	Year Ended December 31, 2013			Year Ended December 31, 2012
	As Reported	Reclass of ACD (a)	Pro Forma	As Reported	Reclass of ACD (a)	Pro Forma
Revenue	$3,874.8	$(744.1)	$3,130.7	$3,409.9	$(732.3)	$2,677.6

Costs of sales and services	2,534.4	(604.6)	1,929.8	2,141.6	(559.4)	1,582.2

Gross margin	1,340.4	(139.5)	1,200.9	1,268.3	(172.9)	1,095.4

Selling, general and administrative expenses	515.8	(19.7)	496.1	489.7	(19.9)	469.8
Research and development expenses	117.7	(2.1)	115.6	112.0	(1.6)	110.4
Restructuring and other charges (income)	47.9	2.6	50.5	27.5	—	27.5
Business separation costs	—	—	—	—	—	—
Total costs and expenses	3,215.8	(623.8)	2,592.0	2,770.8	(580.9)	2,189.9
Income from operations	659.0	(120.3)	538.7	639.1	(151.4)	487.7
Equity in (earnings) loss of affiliates	0.9	(1.7)	(0.8)	0.7	(1.5)	(0.8)
Interest income	(0.2)	—	(0.2)	(0.1)	—	(0.1)
Interest expense	42.4	(5.9)	36.5	40.8	(5.7)	35.1

Income from continuing operations before income taxes	615.9	(112.7)	503.2	597.7	(144.2)	453.5
Provision for income taxes	148.6	(17.0)	131.6	134.5	(26.8)	107.7
Income from continuing operations	467.3	(95.7)	371.6	463.2	(117.4)	345.8
Discontinued operations, net of income taxes	(159.3)	95.7	(63.6)	(27.5)	117.4	89.9
Net income	$308.0	$—	$308.0	$435.7	$—	$435.7
Less: Net income attributable to noncontrolling interests	14.1	—	14.1	19.5	—	19.5
Net income attributable to FMC stockholders	$293.9	$—	$293.9	$416.2	$—	$416.2

Amounts attributable to FMC stockholders:
Income from continuing operations, net of tax	$453.2	$(88.1)	$365.1	$443.7	$(102.4)	$341.3
Discontinued operations, net of tax	(159.3)	88.1	(71.2)	(27.5)	102.4	74.9
Net income	$293.9	$—	$293.9	$416.2	$—	$416.2
Basic earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$3.34	$(0.65)	$2.69	$3.21	$(0.74)	$2.47
Discontinued operations	(1.18)	0.65	(0.53)	(0.20)	0.74	0.54
Basic earnings per common share	$2.16	$—	$2.16	$3.01	$—	$3.01
Average number of shares outstanding used in basic earnings per share computations	135.2	135.2	135.2	137.7	137.7	137.7
Diluted earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$3.33	$(0.65)	$2.68	$3.20	$(0.74)	$2.46
Discontinued operations	(1.17)	0.65	$(0.52)	(0.20)	0.74	0.54
Diluted earnings per common share	$2.16	$—	$2.16	$3.00	$—	$3.00
Average number of shares outstanding used in diluted earnings per share computations	136.1	136.1	136.1	138.8	138.8	138.8
(a) - Represents the reclassification of ACD from a continuing operation to a discontinued operation for financial reporting presentation purposes.